-------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-88116) UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 34
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 36

                           VANGUARD SPECIALIZED FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:
          ON NOVEMBER 12, 2001, PURSUANT TO PARAGRAPH (B) OF RULE 485.




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

COVER-ENERGY FUND

VANGUARD ENERGY FUND
Investor Shares and Admiral Shares
Prospectus
November 12, 2001


An Aggressive Stock Mutual Fund

CONTENTS
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  10 THE FUND AND VANGUARD
  11 INVESTMENT ADVISER
  12 DIVIDENDS, CAPITAL GAINS, AND TAXES
  14 SHARE PRICE
  14 FINANCIAL HIGHLIGHTS
 16 INVESTING WITH VANGUARD
   16 Buying Shares
   17 Converting Shares
   18 Redeeming Shares
   20 Other Rules You Should Know
   22 Fund and Account Updates
   23 Contacting Vanguard
 GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASSES

 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
  - SIMPLE IRAs and 403(b)(7) custodial accounts;
  - Other retirement plan accounts receiving special administrative services from Vanguard; or
  - Accounts   maintained   by  financial   intermediaries,   except  in limited
    circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ. ALL REFERENCES IN THIS PROSPECTUS TO FEES, EXPENSES, AND INVESTMENT PERFORMANCE RELATE SPECIFICALLY TO INVESTOR SHARES, UNLESS OTHERWISE NOTED.
--------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in the common stocks of companies engaged in energy-related activities such as: production and transmission of energy or energy fuels; the making of component products for such activities; energy research; and energy conservation or pollution control. In selecting stocks, the adviser uses a "bottom up" approach, in which stocks are chosen based on the adviser's estimates of fundamental investment value. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:
-- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund normally invests at least 80% of its assets in energy and energy-related industries, the Fund's performance largely depends--for better or for worse--on the overall condition of those industries.
-- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.
-- Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
-- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite index over set periods of time. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART]       1991 -- 0.28%
                        1992 -- 6.10%
                        1993 -- 26.52%
                        1994 -- -1.63%
                        1995 -- 25.32%
                        1996 -- 34.00%
                        1997 -- 14.89%
                        1998 -- -20.53%
                        1999 -- 20.98%
                        2000 -- 36.43%
      ----------------------------------------------------
      The Fund's year-to-date return as of the most recent
      calendar  quarter, which ended September 30, 2001,
      was -13.57%.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 21.39% (quarter ended March 31, 1993), and the lowest return for a quarter was -14.20% (quarter ended September 30, 1998).


      --------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
      --------------------------------------------------------------------
                                          1 YEAR    5 YEARS       10 YEARS
      --------------------------------------------------------------------
      Vanguard Energy Fund
       Investor Shares                    36.43%     15.09%      12.86%
      Standard & Poor's 500 Index         -9.10      18.33       17.46
      Average Natural Resources Fund*     29.72      11.37        9.75
      --------------------------------------------------------------------
      *Derived from data provided by Lipper Inc.
      --------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.



                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                          ---------   ---------
  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                   None       None
  Sales Charge (Load) Imposed on Reinvested                   None       None
  Dividends:
  Redemption Fee:                                               1%*       1%*

  ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                       0.38%      0.31%
  12b-1 Distribution Fee:                                     None       None
  Other Expenses:                                            0.03%      0.02%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.41%      0.33%

  *The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $42      $132      $230       $518
Admiral Shares      34       106       185        418
---------------------------------------------------------


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Energy Fund's expense ratios for the current fiscal year to be as follows: for Investor Shares, 0.41%, or $4.10 per $1000 of average net assets; for Admiral Shares, 0.33%, or $3.30 per $1000 of average net assets. The average energy mutual fund had expenses in 2000 of 1.74%, or $17.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Distributed annually in December       Investor Shares--May be converted to
                                      Admiral Shares if you meet certain
INVESTMENT ADVISER                    account balance and tenure requirements.
Wellington Management Company, LLP,    Admiral Shares--Will be converted to
Boston, Mass., since inception        Investor Shares if you are no longer
                                      eligible for Admiral Shares.
INCEPTION DATE
Investor Shares--May 23, 1984         NEWSPAPER ABBREVIATION
Admiral Shares--November 12, 2001     Investor Shares--Energy
                                      Admiral Shares--EnergyAdml

NET ASSETS (INVESTOR SHARES) AS OF
JULY 31, 2001                         VANGUARD FUND NUMBER
$1.4 billion                          Investor Shares--051
                                      Admiral Shares--551
SUITABLE FOR IRAS
Yes                                   CUSIP NUMBER
                                      Investor Shares--921908109
MINIMUM INITIAL INVESTMENT            Admiral Shares--921908802
 Investor Shares--$3,000; $1,000 for
IRAs and custodial accounts for       TICKER SYMBOL
minors                                VGENX
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

MORE ON THE FUND
This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests at least 80% of its assets in the common stocks of companies engaged in energy-related activities such as: production and transmission of energy or energy fuels; the making of component products for such activities; energy research; and energy conservation or pollution control.

[FLAG] THE FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE FUND'S PERFORMANCE CAN BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE ENERGY INDUSTRY.

 The Fund faces the risk that earnings and dividends of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies can fluctuate significantly over short periods due to a variety of factors, including: changes in international politics; policies of the Organization of the Petroleum Exporting Countries (OPEC); relationships among OPEC members and between OPEC and oil- importing nations; energy conservation; the regulatory environment; government tax policies; and the economic growth and stability of key energy-consuming countries.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID-CAPITALIZATION STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

U.S. STOCKS

The Fund invests mainly in mid-cap value stocks.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

5

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                 54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.9     11.1     11.2       11.2
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, industry-specific mid-cap stocks such as those held by the Fund have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including special industry risks and less-certain growth and dividend prospects for smaller companies.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

FOREIGN STOCKS

The Fund may invest up to 50% of its assets in foreign stocks. The ability to invest internationally expands the investment opportunities available to the Fund, and may result in improved diversification and performance.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

 Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

7

----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  69.9%   36.5%    22.8%      16.3%
Worst                -23.2     1.5      5.9       12.0
Average               14.2    13.4     14.2       14.6
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2000. Keep in mind that this was a particularly favorable period for all stock markets. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.
 Note that the table does not take into account returns for emerging markets, which can be substantially more volatile than those of the more developed markets included in the MSCI EAFE Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns for these markets. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1991 through 2000, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



--------------------------------------------------------------------------------
                     STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
             EUROPEAN MARKET    PACIFIC           EMERGING            U.S.
                                 MARKET           MARKETS**          MARKET
--------------------------------------------------------------------------------
1991            14.12%           11.51%            59.91%            30.47%
1992            -3.92           -18.51             11.40               7.62
1993            29.25            36.15             74.84              10.08
1994             2.82            12.82             -7.31               1.32
1995            22.08             2.89              0.01              37.58
1996            21.42            -8.23             15.19              22.96
1997            23.75           -25.74            -16.37              33.36
1998            28.68             2.64            -18.39              28.58
1999            15.77            56.38             60.86              21.04
2000            -8.39           -25.78            -27.93              -9.10
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Free Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging  Markets Free Index was May 4, 1994;
 returns shown for 1991 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

 Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

[FLAG]THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.


SECURITY SELECTION
The investment strategy of the Fund is designed to provide returns that are broadly representative of the energy sector. To achieve this, the Fund invests in the common stocks of companies engaged in the following energy-related activities: the production, transmission, marketing, control, and measurement of energy or energy fuels; the making of component products for such activities; energy research or experimentation; and activities related to energy conservation and pollution control. These activities may involve newer sources of energy, such as geothermal, nuclear, and solar power, as well as more traditional sources of energy, such as oil, natural gas, and coal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, companies in these new areas will also be considered for the Fund. However, the Fund will not purchase the stocks of electric utility companies, although it may invest in natural gas distributors and natural gas pipeline concerns.
 In selecting stocks, Wellington Management Company, LLP (Wellington Management), adviser to the Fund, uses a "bottom up" approach in which stocks are chosen based on the adviser's estimates of fundamental investment value. Because the energy sector often has large write-offs for exploration charges, fundamental investment value is often determined by cash flow and asset valuations in addition to earnings valuations. A security will generally be considered appropriate if (as determined by the investment adviser) at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the energy industry. Also, a security will be sold when the adviser believes that an alternative investment provides more attractive risk/return characteristics.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

 The Fund is generally managed without regard to tax ramifications.


OTHER INVESTMENT POLICIES AND RISKS
The Fund may purchase forward foreign currency exchange contracts, to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts will not prevent the Fund's securities from falling in value during foreign market downswings. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to forward foreign currency exchange contracts.

9

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may invest in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.
 The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


REDEMPTION FEE
The Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of July 31, 2001, the average turnover rate for all natural resources funds was approximately 285%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

11

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, adviser to the Fund, is an investment advisory firm founded in 1928. As of June 30, 2001, Wellington Management managed about $291 billion in assets, including all or part of 15 Vanguard funds.
 Wellington Management's advisory fee is paid quarterly and is based on the total assets of the Fund and two other Vanguard funds managed by Wellington Management. The three Funds pay Wellington Management an aggregate fee calculated by applying certain annual percentage rates to the average month-end net assets of the three Funds for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended January 31, 2001, and the six-month period ended July 31, 2001, the advisory fee represented an effective annual rate of 0.06% of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
 In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
 The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The manager primarily responsible for overseeing the Fund's investments is:

 ERNST H. VON METZSCH, CFA. Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1971;
 has been with Wellington Management since 1973; and has managed the Fund since its inception in 1984. Education: M.Sc., University of Leiden, Holland; Ph.D., Harvard University.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

13


- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for the past five years, plus the six months ended July 31, 2001, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended January 31, 2001, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended July 31, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.

15

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Fund began the six-month period ended July 31, 2001, with a net asset value (price) of $26.93 per share. During the period, the Fund earned $0.23 per share from investment income (interest and dividends) and $0.02 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.


 During the period, shareholders received no dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

 The share price at the end of the period was $27.18, reflecting earnings of $0.25 and no distributions. This was an increase of $0.25 per share (from $26.93 at the beginning of the period to $27.18 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 0.93% for the period.

 As of July 31, 2001, the Fund had $1.4 billion in net assets. For the period, its annualized expense ratio was 0.38% ($3.80 per $1,000 of net assets); and
 its annualized net investment income amounted to 1.60% of its average net assets. It sold and replaced securities valued at an annualized rate of 16% of its net assets.
--------------------------------------------------------------------------------


                                                        VANGUARD ENERGY FUND
                                                           INVESTOR SHARES
                                                        YEAR ENDED JANUARY 31,
              SIX MONTHS ENDED         ---------------------------------------------------------
                 JULY 31, 2001*        2001         2000          1999         1998         1997
------------------------------------------------------------------------------------------------
NET ASSET VALUE,        $26.93       $21.24       $17.16        $22.68       $23.44       $17.19
 BEGINNING OF PERIOD
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .23          .39         .355           .33          .32          .25
 Net Realized and
  Unrealized Gain (Loss) on
   Investments             .02         7.04        4.080         (5.08)         .57         6.64
                        ------------------------------------------------------------------------
  Total from Investment
    Operations             .25         7.43        4.435         (4.75)         .89         6.89
                        ------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         --         (.36)       (.355)         (.35)        (.32)        (.24)
 Distributions from
  Realized Capital Gains    --        (1.38)          --          (.42)       (1.33)        (.40)
                        ------------------------------------------------------------------------
  Total                     --        (1.74)       (.355)         (.77)       (1.65)        (.64)
    Distributions
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END    $27.18       $26.93       $21.24        $17.16       $22.68       $23.44
 OF PERIOD
------------------------------------------------------------------------------------------------
TOTAL RETURN**           0.93%       35.08%       25.83%       -21.20%        3.80%       40.32%
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)     $1,364       $1,281         $973          $760       $1,090         $989
 Ratio of Total
  Expenses to
  Average Net Assets    0.38%+        0.41%        0.48%         0.41%        0.38%        0.39%
 Ratio of Net
  Investment Income to
  Average Net Assets    1.60%+        1.52%        1.63%         1.46%        1.36%        1.36%
 Turnover Rate            16%+          24%          18%           22%          19%          15%
-------------------------------------------------------------------------------------------------------

 *Unaudited.
**Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.


                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

17

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
 Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.


REDEMPTION FEES
The Fund charges a 1% redemption fee on shares redeemed within one year of purchase. We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration, (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.

19

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date. ^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption. ^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.

21

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice. ^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online. ^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.


LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
 The 1% redemption fee applies to shares reedeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

23

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Energy Fund will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD

ONLINE
VANGUARD.COM
- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions

- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273  (ON-BOARD)
- For automated fund and account information
- For redemptions by check,  exchange,  or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account  information
- For most Admiral transactions n Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Energy Fund--51 (Investor Shares) or 551 (Admiral Shares).

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, real estate, or utilities).

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Energy Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916

(C) 2001 The Vanguard Group, Inc.
All rights reserved. Vanguard Marketing Corporation,
Distributor.


P051 112001

COVER-HEALTH CARE

VANGUARD HEALTH CARE FUND
Investor Shares and Admiral Shares
Prospectus
November 12, 2001


An Aggressive Stock Mutual Fund

CONTENTS
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
 10 THE FUND AND VANGUARD
 10 INVESTMENT ADVISER
 11 DIVIDENDS, CAPITAL GAINS, AND TAXES
 13 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
  15 Buying Shares
  16 Converting Shares
  17 Redeeming Shares
  19 Other Rules You Should Know
  22 Fund and Account Updates
  22 Contacting Vanguard
 GLOSSARY (inside back cover)


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASSES

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ. ALL REFERENCES IN THIS PROSPECTUS TO FEES, EXPENSES, AND INVESTMENT PERFORMANCE RELATE SPECIFICALLY TO INVESTOR SHARES, UNLESS OTHERWISE NOTED.

-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in the stocks of companies engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund also considers companies engaged in medical, diagnostic, biochemical, and other research and development activities. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:
- Industry concentration risk, which is the chance that there will be overall problems affecting a particular industry. Because the Fund normally invests at least 80% of its assets in the health care industries, the Fund's performance largely depends--for better or for worse--on the overall condition of those industries.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another over the past ten years. The table shows how the Fund's average annual total returns compare with those of a relevant market index and a composite index over set periods of time. Both the bar chart and table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART]       1991 -- 46.32%
                        1992 -- -1.57%
                        1993 -- 11.81%
                        1994 -- 9.54%
                        1995 -- 45.17%
                        1996 -- 21.36%
                        1997 -- 28.57%
                        1998 -- 40.80%
                        1999 -- 7.05%
                        2000 -- 60.53%
      ----------------------------------------------------
      The Fund's year-to-date return as of the most recent
      calendar  quarter, which ended September 30, 2001,
      was -8.93%. Return figures do not reflect the
      redemption fee. If the fee were  reflected, returns
      would be less than those shown.
      ----------------------------------------------------


 During the period shown in the bar chart, the highest return for a calendar quarter was 19.14% (quarter ended June 30, 1997), and the lowest return for a quarter was -7.85% (quarter ended March 31, 1993).

      -------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
      -------------------------------------------------------------------------
                                     1 YEAR        5 YEARS         10 YEARS
      -------------------------------------------------------------------------
      Vanguard Health Care Fund
       Investor Shares*              58.92%         30.43%          25.47%
      Standard & Poor's 500
       Index                         -9.10          18.33           17.46
      Average
       Health/Biotechnology          54.89          24.46           22.44
       Fund**
      -------------------------------------------------------------------------
       *The one-year performance figure reflects the deduction of the 1% redemption fee. The five-year and ten-year performance figures do not reflect any redemption fee because none applies.
      **Derived from data provided by Lipper Inc.
      -------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
                                                         ---------    ---------
  SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases:                   None       None
  Sales Charge (Load) Imposed on Reinvested                   None       None
  Dividends:
  Redemption Fee:                                               1%*       1%*

  ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                       0.29%      0.21%
  12b-1 Distribution Fee:                                     None       None
  Other Expenses:                                            0.02%      0.02%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                     0.31%      0.23%

  *Shares purchased on or after April 19, 1999, are subject to a 1% redemption fee if redeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, that you bought your shares on or after April 19, 1999, and that you redeem your shares at the end of the given period.

3


---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares   $136      $214      $174       $393
Admiral Shares     128       189       130        293
---------------------------------------------------------


 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.
 The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.

---------------------------------------------------------
                  1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares    $32       $100      $174       $393
Admiral Shares      24         74       130        293
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Health Care Fund's expense ratios for the current fiscal year to be as follows: for Investor Shares, 0.31%, or $3.10 per $1000 of average net assets; for Admiral Shares, 0.23%, or $2.30 per $1000 of average net assets. The average health care mutual fund had expenses in 2000 of 1.72%, or $17.20 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Distributed annually in December       Investor Shares--May be converted to
                                      Admiral Shares if you meet certain
INVESTMENT ADVISER                    account balance and tenure requirements.
Wellington Management Company, LLP,    Admiral Shares--Will be converted to
Boston, Mass., since inception        Investor Shares if you are no longer
                                      eligible for Admiral Shares.
INCEPTION DATE
Investor Shares--May 23, 1984         NEWSPAPER ABBREVIATION
Admiral Shares--November 12, 2001     Investor Shares--HlthCare

                                      Admiral Shares--HlthCareAdml

NET ASSETS (INVESTOR SHARES) AS OF
JULY 31, 2001                         VANGUARD FUND NUMBER
$17.7 billion                         Investor Shares--052
                                      Admiral Shares--552
SUITABLE FOR IRAS
Yes                                   CUSIP NUMBER
                                      Investor Shares--921908307
MINIMUM INITIAL INVESTMENT            Admiral Shares--921908885
 Investor Shares--$25,000, including
IRAs and custodial accounts for       TICKER SYMBOL
minors                                VGHCX
 Admiral Shares--$250,000
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.
 Finally, you'll find information on other important features of the Fund.


MARKET EXPOSURE
The Fund invests at least 80% of its assets in the stocks of companies engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and companies that operate hospitals and other health care facilities. The Fund also considers companies engaged in medical, diagnostic, biochemical, and other research and development.
 The Fund faces the risk that economic prospects of health care companies may fluctuate dramatically because of changes in the regulatory and competitive environment. A significant portion of health care services is funded or subsidized by the government, which means that changes in government policies--at the state or federal level--may affect the demand for health care products and services. Other risks include: the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products; the chance of lawsuits against health care

5

companies related to product liability issues; and the rapid speed at which many health care products and services become obsolete.

[FLAG] THE FUND IS SUBJECT TO INDUSTRY CONCENTRATION RISK, WHICH IS THE CHANCE THAT THE FUND'S PERFORMANCE CAN BE SIGNIFICANTLY AFFECTED, FOR BETTER OR FOR WORSE, BY DEVELOPMENTS IN THE HEALTH CARE INDUSTRY.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID- AND LARGE-CAPITALIZATION STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


 Most of the stocks held by the Fund will be mid- and large-capitalization growth stocks. To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%      17.8%
Worst                -43.1   -12.4     -0.8        3.1
Average               12.9    11.1     11.2       11.2
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
 Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, industry-specific mid- and large-cap stocks, such as those held by the Fund, have been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including special industry risks and less-certain growth and dividend prospects for smaller companies.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

 Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------

SECURITY SELECTION
The investment strategy of the Fund is designed to provide returns that are broadly representative of the health care industry. The Fund's adviser strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. To achieve this, the Fund invests in the stocks of companies engaged in the development, production, or distribution of products and services related to the treatment or prevention of diseases and other medical infirmities. Companies in these fields include, but are not limited to: pharmaceutical firms; companies that design, manufacture, or sell medical supplies, equipment, and support services; and companies that operate hospitals and other health care facilities. The Fund will also consider companies engaged in medical, diagnostic, biochemical, and biotechnological research and development.

7


 In selecting stocks, Wellington Management Company, LLP (Wellington Management), adviser to the Fund, uses a "bottom up" approach in which stocks are chosen based on the adviser's estimate of fundamental investment value. The adviser looks for high-quality balance sheets, able management, and new product potential that will lead to above-average growth in revenues and earnings. A security will generally be considered appropriate (as determined by the investment adviser) if at least 50% of the issuer's assets, revenues, or net income is related to, or derived from, the health care industry. Also, a security will be sold when the adviser believes that an alternative investment provides more attractive risk/ return characteristics.


[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS
The Fund may invest up to 30% of its assets in foreign stocks. The ability to invest internationally expands the investment opportunities available to the Fund, and may result in improved diversification and performance.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

 Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as are U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR A NATURAL DISASTER--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.


 The Fund may purchase forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of funds that invest in foreign securities use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts will not prevent the Fund's securities from falling in value during foreign market downswings. Note that the Fund will not enter into such contracts for speculative purposes. Under normal circumstances, the Fund will not commit more than 20% of its assets to forward foreign currency exchange contracts.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may invest in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund.
The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

 The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


REDEMPTION FEE
The Fund charges a redemption fee on shares that are redeemed before they have been held for one year (for shares purchased before April 19, 1999) or five years (for sharespurchased on or after April 19, 1999). This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

9


COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- EachVanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of July 31, 2001, the average turnover rate for all health care funds was approximately 358%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, adviser to the Fund, is an investment advisory firm founded in 1928. As of June 30, 2001, Wellington Management managed about $291 billion in assets, including all or part of 15 Vanguard funds.
 Wellington Management's advisory fee is paid quarterly, and is based on the total assets of the Fund and two other Vanguard funds managed by Wellington Management. The three Funds pay Wellington Management an aggregate fee calculated by applying certain annual percentage rates to the average month-end net assets of the three Funds for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
 For the fiscal year ended January 31, 2001, and the six-month period ended July 31, 2001, the advisory fee represented an effective annual rate of 0.06% of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
 In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

11

 The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The manager primarily responsible for overseeing the Fund's investments is:

 EDWARD P. OWENS, CFA. Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management with
 Wellington Management since 1974 and has managed the Fund since its inception in 1984. Education: B.S., University of Virginia; M.B.A., Harvard Business School.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

13

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to that class of the Fund by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance for the past five years, plus the six months ended July 31, 2001, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended January 31, 2001, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended July 31, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


 The Fund began the six-month period ended July 31, 2001 with a net asset value (price) of $123.04 per share. During the period, the Fund earned $0.59 per share from investment income (interest and dividends) and $0.92 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $1.56 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

 The earnings ($1.51 per share) minus the distributions ($1.56 per share) resulted in a share price of $122.99 at the end of the period. This was a decrease of $0.05 per share (from $123.04 at the beginning of the period to $122.99 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 1.39% for the period.

 As of July 31, 2001, the Fund had $17.7 billion in net assets. For the period, its annualized expense ratio was 0.31% ($3.10 per $1,000 of net assets); and its annualized net investment income amounted to 1% of its average net assets. It sold and replaced securities valued at an annualized rate of 13% of its net assets.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                               VANGUARD HEALTH CARE FUND
                                                                                    INVESTOR SHARES
                                                                                 YEAR ENDED JANUARY 31,
                                    SIX MONTHS ENDED     ---------------------------------------------------------------------
                                       JULY 31, 2001*         2001          2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $123.04       $ 98.83        $97.32       $74.02       $60.65       $52.09
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                           .59          1.16           .92          .86          .80          .71
 Net Realized and Unrealized Gain (Loss) on      .92         40.05          8.70        26.36        15.49         9.88
  Investments
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations             1.51         41.21          9.62        27.22        16.29        10.59
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           (.12)        (1.07)         (.97)        (.84)        (.78)        (.74)
 Distributions from Realized Capital Gains     (1.44)       (15.93)        (7.14)       (3.08)       (2.14)       (1.29)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                         (1.56)       (17.00)        (8.11)       (3.92)       (2.92)       (2.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $122.99       $123.04        $98.83       $97.32       $74.02       $60.65
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                                 1.39%        43.37%        10.57%       37.39%       27.37%       20.65%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $17,734       $17,242       $10,726       $9,884       $4,720       $2,846
 Ratio of Total Expenses to
  Average Net Assets                          0.31%+         0.34%         0.41%        0.36%        0.40%        0.38%
 Ratio of Net Investment Income to Average
  Net Assets                                  1.00%+         1.03%         0.92%        1.13%        1.28%        1.41%
 Portfolio Turnover Rate                        13%+           21%           27%          11%          10%           7%
------------------------------------------------------------------------------------------------------------------------------

 *Unaudited
**Total return figures do not reflect the 1% fee that is assessed on redemptions of shares held for less than five years (or less than one year in the case of shares purchased prior to April 19, 1999).
 +Annualized.

15

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.


                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD


--------------------------------------------------------------------------------

BUYING SHARES



ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $25,000 for regular accounts, IRAs, and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES

ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

17

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
 Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.


REDEMPTION FEES
The Fund charges a 1% redemption fee on shares redeemed within five years of purchase. We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration, (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date. ^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a

19

large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW


TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice. ^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME   VANGUARD   FUNDS  DO  NOT  PERMIT   ONLINE   EXCHANGES.   To  discourage
market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:

21

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.


LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
 The 1% redemption fee applies to shares reedeemed within five years of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Health Care Fund will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
 To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM

- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions

23

- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273  (ON-BOARD)
- For automated fund and account information
- For redemptions by check,  exchange,  or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account  information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Health Care Fund--52 (Investor Shares) or 552 (Admiral Shares).

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, real estate, or utilities).

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Health Care Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P052 112001

COVER-REIT INDEX

VANGUARD REIT INDEX FUND
Investor Shares and Admiral Shares
Prospectus
November 12, 2001


A Real Estate Stock Mutual Fund


CONTENTS
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  9 INVESTMENT ADVISER
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 13 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
   15 Buying Shares
   16 Converting Shares
   17 Redeeming Shares
   19 Other Rules You Should Know
   21 Fund and Account Updates
   22 Contacting Vanguard
 GLOSSARY (inside back cover)



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASSES


 The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:
  - SIMPLE IRAs and 403(b)(7) custodial accounts;
  - Other retirement plan accounts receiving special administrative services from Vanguard; or
  - Accounts   maintained   by  financial   intermediaries,  except  in  limited
    circumstances.

 The Fund's separate share classes have different expenses; as a result, their investment performances will differ. ALL REFERENCES IN THIS PROSPECTUS TO FEES, EXPENSES, AND INVESTMENT PERFORMANCE RELATE SPECIFICALLY TO INVESTOR SHARES, UNLESS OTHERWISE NOTED.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of income and moderate long-term capital growth by matching the performance of a benchmark index that measures the performance of publicly traded equity REITs.


PRIMARY INVESTMENT STRATEGIES
The Fund normally invests at least 98% of its assets in stocks issued by real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley REIT Index. The Fund invests in the stocks that make up the Index; the remaining assets are allocated to cash investments.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:
- Real estate industry risk, which is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Because the Fund concentrates its assets in REIT stocks, real estate industry risk is high.
- Investment style risk, which is the chance that the returns from REIT stocks--which typically are small- or mid-capitalization stocks--will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
- Interest rate risk, which is the chance that REIT stock prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception. The table shows how the Fund's average annual total returns compare with those of it target index over set periods of time. Both the bar chart and table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART]       1997 -- 18.77%
                        1998 -- -16.32%
                        1999 -- -4.04%
                        2000 -- 26.35%
      ----------------------------------------------------
      The Fund's year-to-date return as of the most recent
      calendar  quarter, which ended September 30, 2001,
      was 7.29%.
      ----------------------------------------------------

 During the period shown in the bar chart, the highest return for a calendar quarter was 11.51% (quarter ended September 30, 1997), and the lowest return for a quarter was -10.41% (quarter ended September 30, 1998).


      ---------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000
      ---------------------------------------------------------------------
                                            1 YEAR      SINCE INCEPTION*
      ---------------------------------------------------------------------
      Vanguard REIT Index Fund
       Investor Shares                       26.35%           10.19%
      Morgan Stanley REIT Index              26.38            10.03
      ---------------------------------------------------------------------
      *May 13, 1996.
      ---------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


                                                          INVESTOR     ADMIRAL
                                                            SHARES      SHARES
  SHAREHOLDER FEES (fees paid directly from your investment)------      ------
  Sales Charge (Load) Imposed on Purchases:                    None      None
  Sales Charge (Load) Imposed on Reinvested                    None      None
  Dividends:
  Redemption Fee:                                               1%*       1%*

  ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
  Management Expenses:                                        0.26%     0.21%
  12b-1 Distribution Fee:                                      None      None
  Other Expenses:                                             0.02%     0.02%
   TOTAL ANNUAL FUND OPERATING EXPENSES:                      0.28%     0.23%

  *The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------
                 1 YEAR   3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------
Investor Shares   $29      $90       $157         $356
Admiral Shares     24       74        130          293
----------------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES


 All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard REIT Index Fund's expense ratios for the current fiscal year to be as follows: for Investor Shares, 0.28%, or $2.80 per $1000 of average net assets; for Admiral Shares, 0.23%, or $2.30 per $1000 of average net assets. The average real estate mutual fund had expenses in 2000 of 1.69%, or $16.90 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS  AND CAPITAL  GAINS            CONVERSION  FEATURES
Dividends are distributed quarterly in Investor Shares--May be converted to March, June, September, and December. Admiral Shares if you meet certain
These  distributions may include        account balance and tenure requirements.
dividends, capital gains, and a return    Admiral Shares--Will be converted to
of capital. Additional capital gains     Investor Shares if you are no longer
may be distributed annually in           eligible for Admiral Shares.
December.

INVESTMENT ADVISER                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   Investor Shares--REIT
since inception                          Admiral Shares--REITAdml

INCEPTION DATE                           VANGUARD FUND NUMBER
Investor Shares--May 13, 1996            Investor Shares--123
Admiral Shares--November 12, 2001        Admiral Shares--5123

NET ASSETS (INVESTOR SHARES) AS OF       CUSIP NUMBER
JULY 31, 2001                            Investor Shares--921908703
$1.2 billion                             Admiral Shares--921908877

SUITABLE FOR IRAS                        TICKER SYMBOL
Yes                                      VGSIX

MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

 Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE


The Fund normally invests at least 98% of its assets in stocks of real estate investment trusts (REITs) and holds any remaining assets in cash investments to meet shareholder redemptions.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                      REITS

 Rather than directly owning properties--which can be costly and difficult to convert into cash when needed--some investors buy shares in a company that owns and manages real estate. Such a company is known as a real estate investment trust, or REIT. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. As with any investment in real estate, however, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. That said, returns from REITs may not correspond to returns from direct property ownership.
--------------------------------------------------------------------------------

[FLAG]THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM REIT STOCKS--WHICH TYPICALLY ARE SMALL- OR MID-CAPITALIZATION STOCKS--WILL TRAIL RETURNS FROM THE OVERALL MARKET. HISTORICALLY, THESE STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN THE LARGE-CAP STOCKS THAT DOMINATE THE OVERALL STOCK MARKET, AND THEY OFTEN PERFORM QUITE DIFFERENTLY.

5

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF REITS


 An equity REIT owns properties directly. Equity REITs generate income (from rental and lease payments) and offer the potential for growth (from property appreciation) as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (that is, the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. The Fund invests in equity REITs only.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2000)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                 54.2%    28.6%    19.9%      17.8%
Worst                -43.1    -12.4     -0.8        3.1
Average               12.9     11.1     11.2       11.2
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2000. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, returns for individual 5-year periods ranged from a -12.4% average (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS


 Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Market capitalization changes over time, and there is no "official" definition of the boundaries of large-, mid-, and small-cap stocks. Vanguard generally defines large-cap stocks as those of companies with a market value exceeding $12 billion; mid-cap stocks as those of companies with a market value between $1.5 billion and $12 billion; and small-cap stocks as those of companies with a market value of less than $1.5 billion. Vanguard periodically reassesses these classifications.
--------------------------------------------------------------------------------

 REITs in the Morgan Stanley REIT Index tend to be small or medium-size companies; their market capitalizations generally range from $75 million to $6.5 billion. Small- and mid-cap stocks at times will perform differently from the large-cap stocks found in the S&P 500 Index.
 In addition, because small- and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT REIT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE HIGH FOR THE FUND.

 In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain.

[FLAG] THE FUND IS SUBJECT TO REAL ESTATE INDUSTRY RISK, WHICH IS THE CHANCE THAT THE STOCKS OF REITS WILL DECLINE DUE TO ADVERSE DEVELOPMENTS AFFECTING THE REAL ESTATE INDUSTRY AND REAL PROPERTY VALUES. BECAUSE THE FUND CONCENTRATES ITS ASSETS IN REIT STOCKS, REAL ESTATE INDUSTRY RISK IS HIGH.

 Because of its emphasis on REIT stocks, the Fund's performance may at times be linked to the ups and downs of the real estate market. In general, real estate values can be affected by a variety of factors, including: supply and demand for properties; the economic health of the country as well as different regions; and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, loss of IRS status as a qualified REIT, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.

SECURITY SELECTION

The Fund employs an indexing, or passively managed, investment approach. The Fund's adviser, The Vanguard Group (Vanguard), invests at least 98% of the Fund's assets in REIT securities in an attempt to parallel the performance of the Fund's target benchmark, the Morgan Stanley REIT Index.
 The Fund holds each stock contained in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself. For example, if 5% of the Morgan Stanley REIT Index were made up of the stock of a specific REIT, the Fund would invest the same percentage of its noncash assets in that stock.
 The Morgan Stanley REIT Index is made up of the stocks of publicly traded equity REITs (other than health care REITs) that meet certain criteria. For example, to be included initially

7


in the Index, a REIT must have a total market capitalization of at least $100 million and have enough shares and trading volume to be considered liquid. In line with the Index, the Fund invests in equity REITs only.
 As of July 31, 2001, 114 equity REITs were included in the Index. The Index is rebalanced every calendar quarter, as well as each time that a REIT is removed from the Index. A REIT may be removed from the Index because the REIT's market capitalization falls below $75 million; because the REIT becomes illiquid; because of other changes in the REIT's status; or because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, or a fundamental change in business.
 Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types. The Index's makeup, as of July 31, 2001, was as follows:


---------------------------------------------
PROPERTY TYPES           PERCENTAGE OF INDEX
---------------------------------------------
Residential Apartments
Office                          23.4
Retail                          19.2
Industrial                      15.0
Diversified                     11.9
Hotels                           6.5
---------------------------------------------

 The Fund is generally managed without regard to tax ramifications.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of REITs, the Fund may make certain other kinds of investments to achieve its objective.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 The Fund may also invest, to a limited extent, in futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will invest in futures only for purposes of matching the performance of its target index, and not for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets. To the extent that the Fund invests in futures contracts, it will not have 98% of its assets invested in REIT stocks.
 The reasons  for which the Fund will  invest in futures  and options  are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

REDEMPTION FEE


The Fund charges a redemption fee on shares that are redeemed before they have been held for one year. This fee also applies when shares are redeemed by exchange to another Vanguard fund or by application of the low-balance account closure policy. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee, which is intended to discourage short-term trading, ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
-    Each Vanguard fund reserves the right to stop offering shares at any time.
- Vanguard U.S. Stock Index Funds, International Stock Index Funds, REIT Index Fund, Balanced Index Fund, and Growth and Income Fund generally do NOT accept exchanges by telephone, by fax, or online. (IRAs and other retirement accounts are not subject to this rule.)
-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

9

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of July 31, 2001, the average turnover rate for all real estate funds was approximately 47%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER


The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Quantitative Equity Group. As of July 31, 2001, Vanguard served as adviser for about $398 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the control of the trustees and officers of the Fund.

 For the fiscal yar ended January 31, 2001, and the six-month period ended July 31, 2001, the advisory expenses represented an effective annual rates of less than 0.01% and 0.02%, respectively, of the Fund's average net assets.
 The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
 In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

 The manager primarily responsible for overseeing the Fund's investments is:

 GEORGE U. SAUTER, Managing Director of Vanguard and head of Vanguard's Quantitative Equity Group. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987.
 Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS
Each March, June, September, and December, Vanguard REIT Index Fund pays out to shareholders virtually all of the distributions it receives from its REIT investments. Such distributions may include dividend income, return of capital, and capital gains distributions. The Fund may also realize capital gains on the sale of its REIT investments; distributions of these gains, if any, are included in the December distribution. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

11

BASIC TAX POINTS


Vanguard expects to send you a statement each FEBRUARY showing the tax status of all your distributions. (Other Vanguard funds mail their tax statements in January; the Fund mails its statements later because REITs do not provide information on the taxability of their distributions until after the calendar year end.) In addition, taxable investors should be aware of the following basic tax points:
- Distributions (other than any return of capital) are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- Dividend distributions attributable to the Fund's REIT investments are not eligible for the corporate dividends-received deduction.
- Your cost basis in the Fund will be decreased by the amount of any return of capital distributions that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
- Return of capital distributions generally are not taxable to you unless your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be taxed to you as capital gains.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                RETURN OF CAPITAL

 The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "noncash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as a return of capital.
--------------------------------------------------------------------------------

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 31% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred  retirement account (such as an
 IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

13

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's financial performance since inception, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the five years ended January 31, 2001, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. The information for the six-month period ended July 31, 2001, has not been audited by independent accountants. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began the six-month period ended July 31, 2001, with a net asset value (price) of $11.61 per share. During the period, the Fund earned $0.35 per share from investment income (interest and dividends) and $0.49 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.31 per share in the form of dividend and return of capital distributions. A portion of each year's distributions may come from the prior year's dividends, capital gains, or return of capital.

 The share price at the end of the period was $12.14, reflecting earnings of $0.84 per share and distributions of $0.31 per share. This was an increase of $0.53 per share (from $11.61 at the beginning of the period to $12.14 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 7.34% for the period.

 As of July 31, 2001, the Fund had $1.2 billion in net assets. For the period, its expense ratio was 0.28% ($2.80 per $1,000 of net assets); and its annualized net investment income amounted to 6.07% of its average net assets. It sold and replaced securities valued at an annualized rate of 9% of its net assets.
--------------------------------------------------------------------------------


                                                                              VANGUARD REIT INDEX FUND
                                                                                   INVESTOR SHARES
                                                                               YEAR ENDED JANUARY 31,
                                   SIX MONTHS ENDED        -------------------------------------------------------------------
                                      JULY 31, 2001*        2001         2000          1999         1998        1997**
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.61       $ 9.91       $10.81        $13.98       $12.64        $10.00
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .350         .642         .660          .666         .590          .341
 Net Realized and Unrealized Gain (Loss) on    .490        1.878        (.780)       (3.026)       1.520         2.659
  Investments
                                             --------------------------------------------------------------------------------
   Total from Investment Operations            .840        2.520        (.120)       (2.360)       2.110         3.000
                                             --------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.310)       (.644)       (.670)        (.666)       (.590)        (.341)
 Distributions from Realized Capital Gains       --           --           --            --        (.086)        (.005)
 Return of Capital                               --        (.176)       (.110)        (.144)       (.094)        (.014)

-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                        (.310)       (.820)       (.780)        (.810)       (.770)        (.360)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $12.14       $11.61       $ 9.91        $10.81       $13.98        $12.64
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                 7.34%       26.13%       -1.04%       -17.31%       17.08%        30.33%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $1,206       $1,092         $888          $904       $1,317          $655
 Ratio of Total Expenses to
  Average Net Assets                         0.28%+        0.33%        0.33%         0.26%        0.24%       0.36%++
 Ratio of Net Investment Income to Average
  Net Assets                                 6.07%+        5.73%        5.98%         5.19%        4.66%       5.55%++
 Turnover Rate                                  9%+          21%.         12%           29%           2%            0
-----------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**May 13,1996 (inception) through January 31, 1997.
 +Total return figures do not reflect the 1% redemption fee that is assessed on redemptions of shares that are held in the Fund for less than one year.
++Annualized.
 .The portfolio turnover rate excluding in-kind redemptions was 14%.

15

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.


                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund. All open Vanguard funds permit exchange purchases requested in writing. MOST VANGUARD FUNDS--OTHER THAN THE STOCK AND BALANCED INDEX-ORIENTED FUNDS--ALSO ACCEPT EXCHANGE PURCHASES REQUESTED ONLINE OR BY TELEPHONE. See Other Rules You Should Know for specifics.
BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.
^THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund.

CONVERTING SHARES


ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

17

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.

 Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.


REDEMPTION FEES
The Fund charges a 1% redemption fee on shares redeemed within one year of purchase. We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration, (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date. ^EXCHANGE REDEMPTIONS. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. All open Vanguard funds accept exchange redemptions requested in writing. Most Vanguard funds--other than the stock and balanced index-oriented funds--also accept exchange redemptions requested online or by telephone. See Other Rules You Should Know for specifics.
^WIRE REDEMPTIONS. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a

19

large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Ten-digit account number.
 - Complete owner name and address.
 - Primary Social Security or employer identification number.
 - Personal Identification Number (PIN), if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice. ^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund generally do not permit telephone exchanges (in or out), except for IRAs and certain other retirement accounts.

VANGUARD.COM

^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online. ^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES. To discourage market-timing, Vanguard's Stock Index Funds, Growth and Income Fund, and Balanced Index Fund do not permit online exchanges (in or out), except for IRAs and certain other retirement accounts.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars or shares).
 - Signatures of all owners exactly as registered on the account.
 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard limits account activity as follows:

21

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH A NON-MONEY-MARKET FUND during any 12-month period.
- Your round trips through a non-money-market fund must be at least 30 days apart.
-    All funds may refuse share purchases at any time, for any reason.
- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.
A "round trip" is a redemption from a fund followed by a purchase back into the same fund. Also, a "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the fund.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.


LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment.
 The 1% redemption fee applies to shares reedeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy.
 Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in February, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Health Care Fund will be mailed twice a year, in March and September. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the adviser.
-    Financial statements with detailed listings of the Fund's holdings.
 To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM

- Your best source of Vanguard news
- For fund, account, and service information
- For most account transactions

23

- For literature requests
- 24 hours per day, 7 days per week

VANGUARD  TELE-ACCOUNT(R)
1-800-662-6273  (ON-BOARD)
- For automated fund and account information
- For redemptions by check,  exchange,  or wire
- Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739  (CREW)
(Text telephone at 1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account  information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815


FUND NUMBER
Please use the specific fund number when contacting us about Vanguard REIT Index Fund--123 (Investor Shares) or 5123 (Admiral Shares).

(THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COST BASIS
The adjusted cost of an investment, used to determine a capital gain or loss for tax purposes.

DISTRIBUTIONS
Payments to shareholders of dividend income, capital gains, and return of capital generated by the fund's investment activities and distribution policies, after expenses.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INDUSTRY CONCENTRATION
Focusing on the securities of a specific industry (such as energy, precious metals, health care, real estate, or utilities).

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

LIQUIDITY
The degree of a security's marketability (that is, how quickly the security can be sold at a fair price and converted to cash).

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform--a particular stock or bond market index; also known as indexing.

PRINCIPAL
The amount of money you put into an investment.

REAL ESTATE INVESTMENT TRUST (REIT)
A company that owns and manages real estate.

RETURN OF CAPITAL
A nontaxable portion of distributions. In general, the cost basis of an investment is reduced when a return of capital is distributed, deferring taxes until the investment is sold.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Health Care Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-3916

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P123 112001

                                     PART B
                         VANGUARD(R) SPECIALIZED FUNDS
                                  (THE TRUST)
                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 12, 2001

  This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (Utilities Income Fund dated May 31, 2001, Precious Metals Fund dated August 6, 2001, Energy Fund, Health Care Fund, and REIT Index Fund dated November 12, 2001). To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                         INVESTOR INFORMATION DEPARTMENT

                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-8
MANAGEMENT OF THE FUNDS..........................................B-9
INVESTMENT ADVISORY SERVICES.....................................B-12
PORTFOLIO TRANSACTIONS...........................................B-13
PURCHASE OF SHARES...............................................B-14
REDEMPTION OF SHARES.............................................B-15
SHARE PRICE......................................................B-15
YIELD AND TOTAL RETURN...........................................B-16
COMPARATIVE INDEXES..............................................B-18
FINANCIAL STATEMENTS.............................................B-20

                            DESCRIPTION OF THE TRUST

ORGANIZATION

  The Trust was organized as a Pennsylvania business trust in 1983, and then reorganized as a Maryland corporation in 1986. It reorganized again as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Specialized Portfolios, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, management investment company. Each Fund, other than Vanguard Precious Metals Fund, is diversified. The Trust currently offers the following funds with the following share class or classes:

            Vanguard(R) Energy Fund (Investor and Admiral Shares)
              Vanguard(R) Precious Metals Fund (Investor Shares)
          Vanguard(R) Health Care Fund (Investor and Admiral Shares)
             VanguarD(R) Utilities Income Fund (Investor Shares)
          Vanguard(R) REIT Index Fund (Investor and Admiral Shares)
                (individually, a Fund; collectively, the Funds)

  The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

SERVICE PROVIDER


  CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070 (for the Health Care and Precious Metals Funds), Citibank, N.A., 111 Wall Street, New York, NY 11245 (for the Energy and Utilities Income Funds), and First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106 (for the REIT Index Fund), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.
     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.
  TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


  RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of any Fund. Each Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the Fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.
  SHAREHOLDER LIABILITY. The Funds are organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a Fund shareholder will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.
  DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
  VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of the Fund.
  Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Funds affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.
  LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable Fund. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.
  PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Funds.
  CONVERSION RIGHTS. Shareholders of Vanguard REIT Index Fund, Health Care Fund, and Energy Fund may convert their shares into another class of shares of the same fund upon satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with shares of Vanguard Precious Metals Fund or Utilities Income Fund.

  REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.
  SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.
  CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

  Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

  The following policies supplement each Fund's investment objectives and policies set forth in the Prospectuses.

  FOREIGN INVESTMENTS. As indicated in the Prospectuses, each Fund (other than the REIT Index Fund) may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.
  Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit each to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
  Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the U.S. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Although the Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since each Fund seeks long-term capital appreciation and any income should be considered incidental.
  Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stock) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Funds may make or enter into will be subject to the special currency rules described above.
  FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
  ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.
  Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers or after they have been held for a number of years, they may be considered illiquid securities--meaning that they could be difficult for the Fund to convert to cash if needed.
  If a substantial market develops for a restricted security held by any of the Funds, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.
  TURNOVER RATE. While the rate of turnover is not a limiting factor when management deems changes appropriate, it is anticipated that each Fund's annual turnover rate will not normally exceed 100%. A turnover rate of 100% would occur if all of the Fund's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, were replaced within the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Fund. Higher turnover can result in corresponding increases in brokerage costs to the Funds and their shareholders.
  FUTURES CONTRACTS. Each Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.
  Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.
  Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. Each Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.
  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.
  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.
  Regulations of the CFTC applicable to each Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any nonhedging positions do not exceed five percent of the value of the Fund's portfolio. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.
  Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.
  Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

  Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.
  Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
  Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation, particularly considering that futures contracts have set maturity dates (referred to as "expiration dates") while the underlying equity securities of the contract generally do not. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.
  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
  Federal Tax Treatment of Futures Contracts. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.
  In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.
  A Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.
  REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with any Fund.
  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the advisers acknowledge these risks, it is expected that they will be controlled through careful monitoring procedures.
  LENDING OF SECURITIES. Each Fund may lend its securities on a short-term basis or long-term basis to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, the Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure, and the aggregate amount of such loans must be consistent with the 1940 Act and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.
  At the present time, the Staff of the Commission does not object if an investment company pays reasonably negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.
  VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.
  TEMPORARY INVESTMENTS. The Funds (excluding the REIT Index Fund) may take temporary defensive measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

  Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) 67% or more of the shares voted, so long as more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares.

  BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

  COMMODITIES. Each Fund may not invest in commodities or commodity contracts, except that it may invest in forward foreign currency exchange transactions, and each Fund may invest in futures contracts and options on futures and securities. No more than 5% of each Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of each Fund's total assets may be obligated under stock futures contracts or options at any time. The Precious Metals Fund may also invest in bullion as described in the prospectus.

  DIVERSIFICATION. With respect to 75% of its total assets, each Fund except Vanguard Precious Metals Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

  ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  INDUSTRY CONCENTRATION. Each Fund will concentrate its assets in securities of issuers in a particular industry or group of industries denoted by the Fund's name.

  INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

  INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation, or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act.

Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

  LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

  MARGIN. Each Fund may not purchase securities on margin or sell securities short (unless by virtue of its ownership of other securities it has a right to obtain, at no added cost, securities equivalent in kind and amount to the securities sold), except as permitted by the Fund's investment policies relating to commodities.

  PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  PUTS AND CALLS. Each Fund may not invest in puts or calls, or combinations thereof, except as permitted by the Fund's investment policies relating to commodities.

  REAL ESTATE. Each Fund (with the exception of the REIT Index Fund, which may invest 100% of its assets in real estate investment trusts) may not invest directly in real estate, although it may invest in securities of companies that deal in real estate, or interests therein.

  SENIOR SECURITIES. Each Fund may not issue senior securities, except as permitted by the 1940 Act.

  UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. Each Fund will not be considered an underwriter when disposing of its investment securities.

  The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.
  None of these limitations prevent a Fund from participating in The Vanguard Group (Vanguard). Because each Fund is a member of Vanguard, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES



  The officers of each Fund manage its day-to-day operations and are responsible to the Fund's board of trustees. The trustees set broad policies for the Funds and choose their officers. The following is a list of the trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund. Each trustee (except Mr. MacLaury) also serves as a director of The Vanguard Group, Inc. In addition, each trustee serves as a trustee of each of the 104 funds administered by Vanguard (102 in the case of Mr. Malkiel and 84 in the case of Mr. MacLaury). The mailing address of the trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director (Trustee) of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS, (DOB: 10/23/37) Trustee Senior Advisor to Greenwich Associates (International Business Strategy Consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of

American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital (Investment Management), The Jeffrey Co. (Holding Company), and NeuVis, Inc.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of Goodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); and Director of TECO Energy, Inc.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee Retired Chairman and CEO of Rohm and Haas Co. (Chemicals); Director of Cummins Inc. (Diesel Engines), The Mead Corp. (Paper Products), and AmeriSource Health Corp. (Pharmaceutical Distribution); and Trustee of Vanderbilt University.

R. GREGORY BARTON, (DOB: 4/25/1951) Secretary* Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer* Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
---------
* Officers of the Funds are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP

  Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under procedures approved by the trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.

  The officers of the Funds and the other Vanguard funds are also officers and employees of Vanguard. No officer or employee is permitted to own any securities of any external adviser for the Vanguard funds.

     Vanguard, Vanguard Marketing Corporation, the Funds' advisers, and the Funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the Funds.


  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. At July 31, 2001, each Fund had contributed capital to Vanguard representing 0.02% of each Fund's net assets. The total amount contributed by the Funds was $3,964,000, which represented 4.1% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.


  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.

  DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.
  One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.
     During the fiscal years ended January 31, 1999, 2000, and 2001, and the six months ended July 31, 2001, the Funds incurred the following approximate amounts of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses.
                                                                   Six Months
                                                                   Ended July 31
FUND                           1999          2000            2001      2001
Energy Fund. . . .       $3,200,000    $3,926,000      $3,822,000  $2,084,000
Precious Metals Fund      1,598,000     1,731,000       1,220,000     600,000
Health Care Fund. .      18,650,000    34,004,000      38,775,000  20,127,000
Utilities Income Fund     2,417,000     3,105,000       2,547,000   1,136,000
REIT Index Fund. .        2,774,000     2,909,000       3,125,000   1,526,000



  INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard funds including Vanguard REIT Index Fund. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.


TRUSTEE COMPENSATION

  The same individuals serve as trustees of all Vanguard funds (with two exceptions, which are noted in the table on page B-12), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.


  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.


- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.


  "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

  COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                 VANGUARD SPECIALIZED FUNDS COMPENSATION TABLE



                                                PENSION OR                            TOTAL COMPENSATION
                            AGGREGATE       RETIREMENT BENEFITS                            FROM ALL
                          COMPENSATION      ACCRUED AS PART OF     ESTIMATED ANNUAL     VANGUARD FUNDS
                              FROM             THESE FUNDS'         BENEFITS UPON          PAID TO
  NAMES OF TRUSTEES       THESE FUNDS(1)        EXPENSES (1)          RETIREMENT         TRUSTEES(2)
 ------------------------------------------------------------------------------------------------------------
John J. Brennan              None                  None               None                   None
Charles D. Ellis(3)            $0                    $0            $15,000                     $0
JoAnn Heffernan Heisen     $3,947                  $174            $15,000               $100,000
Bruce K. MacLaury          $4,085                  $290            $12,000                $95,000
Burton G. Malkiel          $3,970                  $287            $15,000               $100,000
Alfred M. Rankin, Jr.      $3,868                  $211            $15,000                $98,000
John C. Sawhill(4)         $1,756                    $0                N/A                $44,483
James O. Welch, Jr.        $3,868                  $308            $15,000                $98,000
J. Lawrence Wilson         $4,539                  $222            $15,000               $115,000

---------
(1) The amounts shown in this column are based on the Funds' fiscal year ended January 31, 2000.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 104 Vanguard funds (102 in the case of Mr. Malkiel; 84 in the case of Mr. MacLaury) for the 1999 calendar year.
(3) Mr. Ellis joined the Funds' board effective January 1, 2001.
(4) Mr. Sawhill died in May 2000. Compensation consisting of monthly retainer paid through 5/2000 ($33,333) plus deferred retirement ($65,222 of which $54,072 was previously accrued). Net 2000 compensation totals $44,483.


                          INVESTMENT ADVISORY SERVICES


  INVESTMENT ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY, LLP. The Funds employ Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of the assets of the Energy, Health Care, and Utilities Income Funds and to continuously review, supervise, and administer each such Fund's investment program. Wellington Management discharges its responsibilities subject to the control of the officers and trustees of the Funds. Under the investment advisory agreement, the three Funds are required to pay the adviser an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Portfolios for the quarter:



            NET ASSETS                                      RATE
            ----------                                     ------
            First $500 million. . . . . . . . .            .150%
            Next $500 million. . . . . . . . . .           .125%
            Next $1 billion. . . . . . . . . . .           .100%
            Next $1 billion. . . . . . . . . . .           .075%
            Over $3 billion. . . . . . . . . . .           .050%



  The advisory fee is based on the total assets of the Funds and is allocated to each Fund based on the relative net assets of each. In addition, once the advisory fee to Wellington Management is calculated for the three Funds under this schedule, the total fee will be reduced in order that the annual advisory fee paid by the Utilities Income Fund does not exceed 0.08% of the Fund's average annual net assets.
     During the fiscal years ended January 31, 1999, 2000, and 2001, and the six months ended July 31, 2001 the Funds paid the following amounts in advisory fees to Wellington Management.
                                                          Six months ended
FUND                        1999       2000        2001      July 31, 2001
---------------------------------------------------------------------------
Energy Fund. . . .      $688,000   $646,000    $697,000     $410,000
Health Care Fund. .    4,847,000  6,662,000   8,801,000    5,004,000
Utilities Income Fund    550,000    587,000     522,000      250,000

  Description of Wellington Management. Wellington Management is a Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.


     INVESTMENT  ADVISORY  AGREEMENT WITH M&G GROUP P.L.C.  The Precious  Metals
Fund has entered into an investment advisory agreement with M&G Investment Management Limited (M&G), to manage its assets. Under this agreement M&G manages the investment and reinvestment of the assets of the Precious Metals Fund and continuously reviews, supervises, and administers the Fund's investment program. M&G will discharge its responsibilities subject to the control of the officers and trustees of the Fund.

     The Precious Metals Fund will pay M&G a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the Fund for the quarter:


            NET ASSETS                                    RATE
            ----------                                  -------
            First $100 million. . . . . . . . .           .30%
            Next $150 million. . . . . . . . . .          .20%
            Next $250 million. . . . . . . . . .          .15%
            Over $500 million. . . . . . . . . .          .10%



     During the fiscal years ended January 31, 1999, 2000, and 2001, and the six months ended July 31, 2001, the Precious Metals Fund paid advisory fees of $712,000, $739,000, $668,000, and $351,000, respectively, to M&G.
     Description of M&G. M&G is a wholly-owned subsidiary of the M&G Group P.L.C. M&G Group P.L.C. is a wholly-owned subsidiary of Prudential Corporation plc (an English insurance company not related to The Prudential Insurance Company of America).
     INVESTMENT ADVISORY SERVICES PROVIDED BY THE VANGUARD GROUP. An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard REIT Index Fund on an at-cost basis. During the fiscal years ended January 31, 1999, 2000, and 2001, and the six months ended July 31, 2001,the Fund incurred expenses for investment advisory services of approximately $53,000, $80,000, $15,000, and $10,000 respectively.


  DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS. The Funds' current agreement with each adviser is renewable for successive one year periods, only if (1) each renewal is specifically approved by a vote of the Funds' board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940
Act) of any such party cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated by the Fund without penalty, at any time, (1) either by vote of the board of trustees on sixty (60) days' written notice to the adviser, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by the adviser upon ninety (90) days' written notice to the Fund.


                             PORTFOLIO TRANSACTIONS


  The investment advisory agreements with Wellington Management and M&G authorize the investment advisers (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and direct the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


  In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Funds and/or the investment adviser. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Funds' board of trustees, each investment adviser may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Funds and the other funds in Vanguard.

  Currently, it is the Funds' policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Funds. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Funds. However, the investment advisers have informed the Funds that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.


     During the fiscal years ended January 31, 1999, 2000, and 2001, and the six months ended July 31, 2001, the Funds paid the following amounts in brokerage commissions.
                                                             Six months ended
FUND                        1999         2000        2001     July 31, 2001
-----------------------------------------------------------------------------
Energy Fund. . . .        $903,000     $492,000    $724,821     $299,712
Precious Metals Fund       533,000      635,000     328,025      665,069
Health Care Fund. .      4,587,000    6,175,000   6,080,356    2,923,250
Utilities Income Fund    1,057,000    1,292,000     911,024      204,141
REIT Index Fund. .         705,000      342,000     236,974       91,120


  Some securities considered for investment by one Fund may also be appropriate for the other funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Fund, the other funds, and/or one or more of these other clients are considered at or about the same time, transactions in such securities will be allocated among the Funds and the other funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.


                               PURCHASE OF SHARES

  Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

  Each Fund may suspend  redemption  privileges  or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

  Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.
     For the Energy, Precious Metals, and REIT Index Funds, a redemption fee of 1% of the value of shares redeemed will be deducted from the redemption proceeds if shares held for less than one year are redeemed. For the Health Care Fund, shares purchased on or after April 19, 1999 are subject to a 1% redemption fee if redeemed within five years of purchase. Shares purchased before April 19, 1999 are subject to a 1% redemption fee if redeemed within one year of purchase. The fee is withheld from redemption proceeds and retained by the Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided.
     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.
     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of those shares (or, 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemtion fee, and 75% of those shares (or 112.5 shares) still subject to the redemtion fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.
     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.
     From time to time, the Fund may waive or modify redemption transaction fees for certain categories of investors.
  There are no redemption fees associated with the Utilities Income Fund.



                                   SHARE PRICE

  Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the regular close of the New York Stock Exchange (the Exchange, generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

  Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

  Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

  Foreign  securities  are valued at the last quoted  sales  price,  or the most recently determined closing price calculated according to local market convention, available at the time a Fund is valued. Prices are obtained from the broadest and most representative market on which the securities trade. If events which materially affect the value of a Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the board of trustees deems in good faith to reflect fair value.

  In determining each Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indexes. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available or do not reflect market conditions at the time the Fund is valued, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

  Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the board of trustees deems in good faith to reflect fair value.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

                             YIELD AND TOTAL RETURN

  The yield of each Fund for the 30-day period ended July 31, 2001 is set forth below. Yields are calculated monthly.


            Energy Fund. . . . . . . . . . . .            1.50%
            Precious Metals Fund. . .                      N/A
            Health Care Fund. . . . . . . . . .           0.8%
            REIT Index Fund. . . . . . . . . .             N/A
            Utilities Income Fund. . . . . . .            2.8%




  The average annual total return of each Fund for the one-, five-, and ten-year periods ended June 30, 2001 was as follows:


                               1 YEAR ENDED     5 YEARS ENDED   10 YEARS ENDED
                              ------------------------------------------------
      Energy Fund. . . . . .      11.08%           11.30%         12.27%
      Precious Metals Fund. . .   25.36%           -6.56%          0.49%
      Health Care Fund*. . .      11.14%           25.57%         22.37%
      REIT Index Fund. . . .      22.75%           10.99%**       11.23%
      Utilities Income Fund.       4.01%           10.36%         11.26%**
---------
 *Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than five years (or less than one year in the case of shares purchased prior to April 19, 1999).
** Since Inception: Inception for REIT Index Fund, May 13, 1996; Inception for
  Utilities Income Fund, May 15, 1992.


AVERAGE ANNUAL TOTAL RETURN

  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of a fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)/1/N/ - 1
  Where:

          T =average annual total return
          P =a hypothetical initial investment of $1,000 n =number of years
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

  We calculate a fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for periods of the fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:

                                P (1+T)/N/ = ATV

  Where:


          P  =a  hypothetical  initial  investment  of  $1,000
          T =average annual after-tax total return n =number of years

          ATV =after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

  Instructions:

1.Assume all distributions by the fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2.Calculate the taxes due on distributions by the fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4. State the total return quotation to the nearest hundredth of one percent.


CUMULATIVE TOTAL RETURN


  Cumulative  total return is the  cumulative  rate of return on a  hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS


  Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/ - 1]

  Where:

          a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements) c =the average daily number of shares outstanding during the period that were entitled to receive dividends
          d   =the maximum offering price per share on the last day of
               the period

                               COMPARATIVE INDEXES


  Each of the investment company members of The Vanguard Group, including Vanguard Specialized Funds, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,600 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

LEHMAN BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

MORGAN STANLEY REIT INDEX--consists of approximately 125 stocks of equity Real Estate Investment Trusts (REITs). REITs in the index meet size and liquidity criteria specified by Morgan Stanley. The index has a market value of $111.5 billion.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment-grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG-TERM CREDIT INDEX--is a subset of the Lehman Brothers Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than ten years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

MERRILL LYNCH DRD-ELIGIBLE INDEX--includes preferred stock issues which are eligible for the corporate dividends-received deduction.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Brothers Corporate A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Corporate A or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

COMPOSITE INDEX--63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index.

LEHMAN  BROTHERS LONG CREDIT AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--a fund that by prospectus or portfolio invests primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.


  Advertisements which refer to the use of a Fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies. In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL STATEMENTS

     Each Fund's financial statements as of and for the year ended January 31, 2001 appearing in the Funds' Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, and the Funds' Semiannual Report to Shareholders are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' Annual and Semiannual Report to Shareholders, which may be obtained without charge.

                                                                   SAI051 112001

                                     PART C
                           VANGUARD SPECIALIZED FUNDS
                                OTHER INFORMATION

ITEM 23. EXHIBITS


(a)    Declaration of Trust**
(b)    By-Laws**
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts**
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g)    Custodian Agreements*
(h)    Amended and Restated Funds' Service Agreement**
(i)    Legal Opinion**
(j)    Consent of Independent Accountants*
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Rule 18f-3 Plan*
(o)    Not Applicable
(p)    Codes of Ethics*
 * Filed herewith
 ** Filed previously


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Wellington Management Company, LLP (Wellington Management) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

  M&G Investment Management Limited ( new M&G) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of M&G, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by M&G pursuant to the Advisers Act (SEC File No. 801-21981).

  The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodians, First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106, Citibank, N.A., 111 Wall Street, New York, NY 11245, and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of October, 2001.

                                           VANGUARD SPECIALIZED FUNDS
                                   BY:_____________(signature)________________
                                                  (HEIDI STAM)
                                               JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

 SIGNATURE                          TITLE                   DATE
--------------------------------------------------------------------------------
       /S/ JOHN J. BRENNAN
By:----------------------------     President, Chairman, Chief  October 22, 2001
          (Heidi Stam)            Executive Officer, and Trustee
        John J. Brennan*

        /S/ CHARLES D. ELLIS
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
       Charles D. Ellis*

    /S/ JOANN HEFFERNAN HEISEN
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
    JoAnn Heffernan Heisen*

     /S/ BRUCE K. MACLAURY
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
       Bruce K. MacLaury*

     /S/ BURTON G. MALKIEL
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
       Burton G. Malkiel*

    /S/ ALFRED M. RANKIN, JR.
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
     Alfred M. Rankin, Jr.*

     /S/ JAMES O. WELCH, JR.
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
      James O. Welch, Jr.*

     /S/ J. LAWRENCE WILSON
By:----------------------------             Trustee             October 22, 2001
          (Heidi Stam)
      J. Lawrence Wilson*

     /S/ THOMAS J. HIGGINS
By:----------------------------  Treasurer, Principal Financial October 22, 2001
       (Heidi Stam)                  Officer and Principal
     Thomas J. Higgins*                Accounting Officer

*By Power of Attorney. See File Number 33-32548, filed on July 24, 2001.
  Incorporated by Reference.

                               INDEX TO EXHIBITS

Custody Agreement--Chase Manhattan. . . . . . . . . . .Ex-99.G1
Custody Agreement--Citibank. . . . . . . . . . . . . . Ex-99.G2
Consent of Independent Accountants. . . . . . . . . . .Ex-99.J
Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . Ex-99.N